UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 4, 2021

Commission File Number: 1-11917

FBL Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa			42-1411715
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

5400 University Avenue,	West Des Moines,	Iowa	50266-5997
(Address of principal executive offices)			(Zip Code)
		(515)	225-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, without par value	FFG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On February 4, 2021, FBL Financial Group, Inc. issued a news release reporting its financial results for the three months ended December 31, 2020 and a related financial supplement. The news release is furnished as Exhibit 99.1 hereto and the Financial Supplement is furnished as Exhibit 99.2 hereto.

The information contained in this Form 8-K including the exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	News release of FBL Financial Group, Inc. dated February 4, 2021
99.2	Financial Supplement of FBL Financial Group, Inc. for the quarter ended December 31, 2020
104	Cover page Interactive Data File formatted as iXBRL (Inline eXtensible Business Reporting Language) and contained in Exhibit 101.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2021                    FBL FINANCIAL GROUP, INC.

                            By    /s/ Donald J. Seibel
Donald J. Seibel
Chief Financial Officer

EXHIBIT INDEX

Exhibit No:    Description
Exhibit 99.1 News release of FBL Financial Group, Inc. dated February 4, 2021
Exhibit 99.2 Financial Supplement of FBL Financial Group, Inc. for the quarter ended December 31, 2020